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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: September 4, 2002




                            NEON Communications, Inc.

                               ------------------

             (Exact name of registrant as specified in its charter)



           Delaware                     000-31531               04-3523408
          ----------                   -----------              ----------
(State or other jurisdiction of  (Commission file number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)


   2200 West Park Drive, Westborough, Massachusetts                 01581
       (Address of principal executive offices)                  (Zip code)

                                 (508) 616-7800
              (Registrant's telephone number, including area code)

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Item 3.  Bankruptcy or Receivership

On June 26, 2002, NEON Communications, Inc. announced that it had filed a plan to reduce the Company's debt by approximately $250 million through a Chapter 11 filing, which was developed with a committee representing holders of more than ninety percent of the Company's 12-3/4% Senior Notes due 2008. In order to effectuate the plan, the Company and its wholly-owned operating subsidiary, NEON Optica, Inc., filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") on June 25, 2002. There can be no assurance that the reorganization plan will be approved by NEON's creditors, or that it will be subsequently confirmed by the Bankruptcy Court.

        Attached hereto as Exhibit 99.1 is the Monthly Operating Report filed with the U.S. Bankruptcy Court by the Company for the period from July 1, 2002 to July 31, 2002.

         THE MONTHLY OPERATING REPORT CONTAINS FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAS NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS. The Monthly Operating Report is in a format prescribed by applicable bankruptcy laws and contains information for periods different from those required in the Company's reports pursuant to the Exchange Act. This information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.


                                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, NEON Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NEON COMMUNICATIONS, INC.


Date: September 4, 2002           /s/ STEPHEN E. COURTER
                                  ------------------------------------
                                  Stephen E. Courter
                                  Chairman and Chief Executive Officer


Date: September 4, 2002           /s/ WILLIAM A. MARSHALL
                                  ------------------------------------
                                  William A. Marshall
                                  Chief Financial Officer and Treasurer
                                  (principal financial and accounting officer)


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                                  EXHIBIT INDEX


ITEM NO.          EXHIBIT

99.1              Monthly Operating Report for July 2002.